SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 3, 1999
                        (Date of earliest event reported)



                                DCAP Group, Inc.
               (Exact name of Registrant as specified in charter)



      Delaware                    0-1665                     36-2476480
(State or other            (Commission File No.)    (IRS Employer Identification
jurisdiction incorporation)                          Number)

                 90 Merrick Avenue, East Meadow, New York 11554
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 794-6300











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Item 5. Other Events.

     On June 3, 1999, DCAP Group, Inc. issued a press release (the "Press Release") announcing that it has received gross proceeds of $1,675,000 pursuant to a private placement of equity securities. The terms of the placement are more particularly described in the Press Release, which is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1     Press Release, dated June 3, 1999.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DCAP GROUP, INC.


Dated:       June 3, 1999                    By: /s/ Kevin Lang
                                                 -------------------------------
                                                 Kevin Lang
                                                 President





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